UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 27, 2005 (September 21, 2005)

GAMESTOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-31228	75-2951347

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Westport Parkway, Grapevine, TX	76051

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(817) 424-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
     On September 21, 2005, GSC Holdings Corp. (“GSC”) and GameStop, Inc. (together with GSC, the “Issuers”), both wholly-owned subsidiaries of GameStop Corp. (“GameStop”), entered into a purchase agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. (for themselves and as representatives of the several initial purchasers named in Schedule II thereto), whereby the Issuers agreed to sell U.S. $300,000,000 aggregate principal amount of Senior Floating Rate Notes due 2011 (the “Senior Floating Rate Notes”) and U.S. $650,000,000 aggregate principal amount of Senior Notes due 2012 (the “Senior Notes” and, together with the Senior Floating Rate Notes, the “Notes”).
     The Senior Floating Rate Notes were priced at 100%, will bear interest at LIBOR plus 3.875% and will mature on October 1, 2011. The Senior Notes were priced at 98.688%, will bear interest at 8.0% and will mature on October 1, 2012. The offering of the Notes is expected to close on or about September 28, 2005. The net proceeds of the offering will be used to pay the cash portion of the merger consideration to be paid to the stockholders of Electronics Boutique Holdings Corp. (“Electronics Boutique”) in connection with GameStop’s pending business combination with Electronics Boutique, which transaction is subject to approval by both GameStop’s and Electronics Boutique’s stockholders. Meetings of Gamestop’s and Electronics Boutique’s stockholders to approve the business combination are scheduled for October 6, 2005.
     The gross proceeds of the offering will be placed into escrow and be released to the Issuers, less applicable discounts, in connection with the closing of the business combination. In the event the business combination does not close by October 31, 2005, the Notes will be redeemed.
     The offering of the Notes is being conducted in a private transaction under Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and in transactions outside the United States in reliance upon Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
     A copy of the Purchase Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to Exhibit 1.1.
Item 8.01. Other Events.
     On September 26, 2005, GameStop announced that the Issuers will issue the Notes in a transaction under Rule 144A and Regulation S of the Securities Act. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The press release is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits

1.1	Purchase Agreement, dated September 21, 2005, by and among GSC Holdings Corp., GameStop, Inc., the subsidiary guarantors listed on Schedule I-A thereto, and Citigroup Global Markets Inc., for themselves and as representatives of the several initial purchasers listed on Schedule II thereto.

99.1	Press Release issued by GameStop Corp., dated September 26, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)
Date: September 26, 2005

/s/ David W. Carlson
Name:	David W. Carlson
Title:	Executive Vice President and Chief Financial Officer

GAMESTOP CORP.
EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Purchase Agreement, dated September 21, 2005, by and among GSC Holdings Corp., GameStop, Inc., the subsidiary guarantors listed on Schedule I-A thereto, and Citigroup Global Markets Inc., for themselves and as representatives of the several initial purchasers listed on Schedule II thereto.

Exhibit 99.1	Press Release issued by GameStop Corp., dated September 26, 2005.